                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                FORM 8-K
                             CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (date of earliest event reported):
February 16, 1999

                        FLEET CREDIT CARD MASTER TRUST
                  (Formerly ADVANTA CREDIT CARD MASTER TRUST)
            (Exact name or Registrant as specified in its charter)

   New York            Reg. No. 33-49602-01            Not Required
(State or other          (Commission File            (I.R.S. Employer
 jurisdiction                 Number)                 Identification
of incorporation)                                         Number)

                   Fleet Bank (RI), National Association
                    Attention: Linda Morris, Secretary

                             101 Gibraltar Road
                      Horsham, Pennsylvania  19044-2303

                       (Address of Owner/Servicer)

                              50 Kennedy Plaza
                                 18th Floor
                           Providence, RI  02903

                  (Address of principal executive offices)

              (215) 444-6800  (Telephone Number of Owner/Servicer)

                      (Registrant's Telephone Number)

        Items 1-4.  Inapplicable.

        Item 5.  Other Events.

Information relating to the distributions to Certificateholders for the December 1998 Monthly Period of the Trust in respect of the Floating
Rate Asset Backed Certificate, Series 1993-4 (the "Certificate") issued by the registrant and to the performance of the Trust (including collections of Principal Receivables and Finance Charge Receivables, Principal Receivables in the Trust, delinquent balances in Accounts, the Investor Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of April 1, 1992 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Agreement") between Fleet Bank (RI), National Association and The Chase Manhattan Bank, as Trustee.
Capitalized terms not otherwise defined herein have the meanings assigned.



Effective February 20, 1998, Fleet Bank (RI), National Association assumed all of Advanta National Bank's rights and obligations under the Master Pooling and Servicing Agreement and the outstanding Series Supplements. Fleet Bank (RI), National Association became the Seller and Servicer of the Trust and the Trust's name was changed to Fleet Credit Card Master Trust.




        Item 6.  Inapplicable.

        Item 7.  Financial Statements,
                Pro Forma Financial Information and Exhibits.

1. Monthly Report for the December 1998 Monthly Period relating to the Series 1993-4 Floating Rate Asset Backed Certificate issued by the Fleet Credit Card Master Trust.

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FLEET CREDIT CARD MASTER TRUST

                                  (Registrant)

BY:      Fleet Bank (RI), National Association
as Servicer


Date: February 16, 1999    By:    /s/ JOHN KIRBY BRAY
                                 ---------------------
                           Name:      John Kirby Bray
                           Title:     Executive Vice President and
                                      Chief Financial Officer

                             EXHIBIT INDEX

                                                             Sequential
Exhibit                                                      Page Number
1.   Monthly Report for the December 1998 Monthly Period         5
     relating to the Floating Rate Asset Backed Certificate,
     Series 1993-4, issued by the Fleet Credit Card Master Trust.